THE PRUDENTIAL SERIES FUND

Supplement dated August 15, 2007 to the Statement of Additional Information

dated May 1, 2007

This supplement sets forth certain changes to the Statement of Additional Information (SAI) of The Prudential Series Fund (the Fund) dated May 1, 2007 with respect to the indicated Portfolios of the Fund.  The Portfolios discussed in this supplement may not be available under your variable contract.  For more information about the Portfolios available under your contract, please refer to your contract prospectus.  The following should be read in conjunction with the Fund’s Prospectus and SAI and should be retained for future reference.

I. Fees & Expenses of the Portfolios

The section appearing in Part I of the SAI entitled “Management & Advisory Arrangements—Fee Waivers/Subsidies” is hereby revised by deleting the first and second paragraphs of this section, as well as the table entitled “Fee Waivers & Expense Limitations,” and substituting the following new discussion and table:

PI may from time to time waive all or a portion of its management fee and/or subsidize all or a portion of the operating expenses of the Portfolios. Fee waivers and subsidies will increase a Portfolio’s return.

Effective as of July 1, 2007, PI voluntarily agreed to waive a portion of its management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These expense limitations do not include the Rule 12b-1 fee and the administration fee applicable to Class II shares. The expense limitations may be discontinued or otherwise modified at any time.

Portfolio	Fee Waiver and/or Expense Limitation
Government Income	Limit Portfolio expenses to 0.75%
Stock Index	Limit Portfolio expenses to 0.75%
Value	Limit Portfolio expenses to 0.75%
SP AIM Core Equity	Limit Portfolio expenses to. 1.00%
SP Mid Cap Growth	Limit Portfolio expenses to. 1.00%
SP Small Cap Value	Limit Portfolio expenses to 1.05%
SP Strategic Partners Focused Growth	Limit Portfolio expenses to 1.25%
SP International Growth	Limit Portfolio expenses to 1.24%

II. SP Mid Cap Growth Portfolio: New Subadviser

Effective on or about November 19, 2007, Neuberger Berman Management, Inc. (Neuberger Berman) will replace Calamos Advisors LLC as the subadviser to the SP Mid Cap Growth Portfolio.

PSFSAISUP1

To reflect the appointment of Neuberger Berman as a subadviser, the indicated sections of the SAI are revised effective on or about November 19, 2007:

The section of Part I of the SAI entitled “How the Fund is Managed—Management & Advisory Arrangements—Subadvisers” is revised by deleting the information pertaining to the SP Mid Cap Growth Portfolio appearing in the table entitled “Portfolio Subadvisers and Fee Rates” and substituting the following new information:

Portfolio	Subadviser	Fee Rate
SP Mid Cap Growth Portfolio	Neuberger Berman Management, Inc.	0.40% to $1 billion in assets; 0.35% over $1 billion in assets

The “Aggregation Notes to Subadviser Fee Rate Table” and “Fee Waiver Notes to Subadviser Fee Rate Table” are hereby revised by adding the SP Mid Cap Growth Portfolio as a Portfolio subject to asset aggregation for purposes of the subadvisory fee calculation, and as a Portfolio subject to the Neuberger Berman subadvisory fee waiver arrangement.

The section of Part I of the SAI entitled “Management & Advisory Arrangements—Additional Information About the Portfolio Managers—Other Accounts & Fund Ownership” is hereby revised by deleting the existing portfolio manager information in the table for SP Mid Cap Growth Portfolio and substituting the following new information. Information is furnished as of August 15, 2007.

SP Mid Cap Growth Portfolio

Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Neuberger Berman Management, Inc.	Kenneth J. Turek	3 / $1.271 billion	None	24 / $575 million	None

III. Fund Officers

Jack Benintende has resigned as an Assistant Treasurer of the Fund. Peter Parrella has been elected by the Board as an Assistant Treasurer of the Fund. Lee Augsburger has resigned as Chief Compliance Officer of the Fund. Timothy Knierim has been elected by the Board as the Chief Compliance Officer of the Fund. To reflect these changes, the section of Part I of the SAI, entitled Information About Trustees and Officers” is hereby amended by deleting all references and information pertaining to Messrs. Benintende and Augsburger and substituting the following new information pertaining to Messrs. Parrella and Knierim:

Fund Officers
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Peter Parrella (48) Assistant Treasurer	Vice President (since 2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).
Timothy J. Knierim (48) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

PSFSAISUP1